Consolidated Statement of Other Comprehensive (Loss) Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Consolidated Statement of Other Comprehensive (Loss) Income
Net loss (income) for the year	$ (4,221)	$ (8,722)	$ 917,093
Other comprehensive (loss) income to be reclassified to profit or loss in subsequent periods:
Change in fair value of available-for-sale financial assets			(218)
Exchange differences on translation of foreign operations	(1,899)	(4,154)	129,673
Net other comprehensive (loss) income to be reclassified to profit or loss in subsequent periods	(1,899)	(4,154)	129,455
Other comprehensive (loss) income	(1,899)	(4,154)	129,455
Total comprehensive (loss) income	(6,120)	(12,876)	1,046,548
Attributable to:
Equity holders of the Parent	$ (6,120)	$ (12,876)	$ 1,046,548